UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2025

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
Commission File Number - 1-4117
IRS Employer Identification Number - 42-0331370

WISCONSIN POWER & LIGHT COMPANY
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 0-337
IRS Employer Identification Number - 39-0714890

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐
Wisconsin Power and Light Company - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐
Wisconsin Power and Light Company ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, David A. de Leon, President of Wisconsin Power and Light Company (WPL) and Senior Vice President of Alliant Energy Corporation (Alliant Energy) and Interstate Power and Light Company (IPL, and together with Alliant Energy and WPL, the Company), informed the Company that he intends to retire from all his positions at the Company after 39 years of service. Effective January 5, 2026, he will continue as Senior Vice President of Alliant Energy, IPL and WPL until his retirement on or about July 1, 2026.

On December 10, 2025, the Board of Directors of WPL, a wholly-owned subsidiary of Alliant Energy, appointed Rebecca Cameron Valcq to the position of President of WPL effective January 5, 2026. Ms. Valcq will also serve as Vice President of Alliant Energy and IPL effective January 5, 2026. Ms. Valcq, 50, has served as Assistant Vice President of the Company since 2024. From 2019 to 2024, she served as Chair of the Public Service Commission of Wisconsin where she was responsible for overseeing the regulation of Wisconsin's more than 1,000 water, electric and gas utilities and led the State of Wisconsin’s Energy Office, Broadband Office and Office of Energy Innovation. Prior to that, she practiced energy, environmental and regulatory law as partner of a law firm and served as in-house counsel at a utility company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: December 16, 2025	By:/s/ Omar N. Chaudhary
Omar N. Chaudhary
Corporate Secretary

INTERSTATE POWER AND LIGHT COMPANY

Date: December 16, 2025	By:/s/ Omar N. Chaudhary
Omar N. Chaudhary
Corporate Secretary

WISCONSIN POWER AND LIGHT COMPANY

Date: December 16, 2025	By:/s/ Omar N. Chaudhary
Omar N. Chaudhary
Corporate Secretary